Exhibit 99.3




                                EQUITY ONE, INC.


                          REGISTRATION RIGHTS AGREEMENT




                                October 28, 2002







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                          REGISTRATION RIGHTS AGREEMEN

     This REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made as of the 28th day of October, 2002, by and among Equity One, Inc., a Maryland corporation (the "Company"), and the Purchasers listed on Schedule I hereto (each, a "Purchaser" and collectively, the "Purchasers").

                                    RECITALS

     A. Concurrently with the execution hereof, the Company and the Purchasers are entering into that certain Common Stock Purchase Agreement of even date herewith (the "Stock Purchase Agreement") for the sale by the Company and the purchase by the Purchasers of up to an aggregate of 6,911,000 shares (the "Shares") of the Company's Common Stock, par value $.01 per share (the "Common Stock").

     B. In order to induce the Purchasers to enter into the Stock Purchase Agreement, the Company agrees that this Agreement shall govern the rights of the Purchasers to cause the Company to register the Shares.

     THE PARTIES HEREBY AGREE AS FOLLOWS:

                                    AGREEMENT

     1. Certain Definitions.

     (a) The term "Act" means the Securities Act of 1933, as amended.

     (b) The term "Closing Date" means the Initial Closing Date as defined in the Stock Purchase Agreement.

     (c) The term "Form S-3" means such form under the Act as in effect on the date hereof or any successor registration form under the Act subsequently adopted by the SEC.

     (d) The term "Purchasers" means the persons named on Schedule I hereto and any permitted assignee of any Purchaser's rights hereunder in accordance with
Section 2.9 hereof.

     (e) The term "1934 Act" means the Securities Exchange Act of 1934, as amended.

     (f) The term "register," "registered," and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Act, and the declaration or ordering of effectiveness of such registration statement or document.

     (g) The term "Registrable Securities" means (i) the Shares issued pursuant to the Stock Purchase Agreement and (ii) any Common Stock of the Company issued as


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     (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, the Shares referenced in (i) above, excluding in all cases, however, any Registrable Securities sold by a person in a transaction in which such person's rights under Section 2 hereof are not assigned.

     (h) The term "SEC" means the Securities and Exchange Commission.

     (i) The term "Shares" has the meaning set forth in Recital A.


     2. Registration Rights. The Company covenants and agrees as follows:

      2.1 Request for Registration.

     (a) If the Company shall receive at any time after 6 months after the Closing Date, a written request (a "Request") from Purchasers holding not less than 1 million Shares (the "Initiating Purchasers") that the Company file a registration statement under the Act for a public offering, then the Company shall:

     (i) within ten (10) days of the receipt thereof, give written notice of such request to all other Purchasers; and

     (ii) effect as soon as practicable, and in any event within forty-five (45) days of the receipt of such Request, the filing of a registration statement under the Act covering all Registrable Securities which the Purchasers request to be registered within twenty (20) days of the mailing of such notice by the Company (a "Demand Registration");

provided,  however,  that (i) the  Company  shall be  obligated  under this
Section 2.1 to effect no more than two Demand Registrations initiated by each Purchaser (counted together with its assignees), provided that a registration shall not count toward such limit if any such Demand Registration was not declared and ordered effective by the SEC; and (ii) a bona fide pledgee of a Purchaser's Shares (a "Bona Fide Pledgee") desiring to sell Shares for the account of such Bona Fide Pledgee upon default in respect of such Purchaser's obligations to such Bona Fide Pledgee shall be entitled to request a Demand Registration to permit the resale of such Shares without regard to the expiration of the 6 month period set forth above unless the number of Shares to be sold by such Bona Fide Pledgee may be disposed of without limitation as to amount pursuant to Rule 144 under the Act.

     (b) If the Initiating Purchasers intend to distribute the Registrable Securities covered by their request by means of an underwriting, (i) they shall so advise the Company as a part of their Request made pursuant to Subsection 2.1(a) and the Company shall include such information in the written notice referred to in Subsection 2.1(a)(i) above and (ii) the underwriter shall be selected by the Company after consultation with the Initiating Purchasers and shall be reasonably acceptable to a majority in interest of the Initiating Purchasers. The right of any Purchaser to include Registrable Securities in such registration shall be conditioned upon such Purchaser's participation in such underwriting and the inclusion


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of such Purchaser's Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Purchasers and such Purchaser) to the extent provided herein. All Purchasers proposing to distribute their securities through such underwriting shall (together with the Company as provided in Subsection 2.3(e)) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting.

     (c) Notwithstanding the foregoing, if the Company shall furnish to Purchasers requesting a registration statement pursuant to this Section 2.1, a certificate signed by the Chief Executive Officer of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be materially detrimental to the Company and its shareholders for such registration statement to be filed and it is therefore essential to defer the filing of such registration statement, the Company shall have the right to defer taking action with respect to such filing for a period of not more than six months after receipt of the request of the Initiating Purchasers but, upon the earlier of the expiration of such six month period and the Board of Directors' good faith determination that such deferral is no longer required, the Company shall promptly file such registration statement in accordance with the terms of this Agreement.

     (d) In addition, the Company shall not be obligated to effect any registration pursuant to this Section 2.1 during the period starting with the date 45 days prior to the Company's good faith estimate of the date of filing of, and ending on a date one hundred eighty (180) days after the effective date of, a registration subject to Section 2.2 hereof, provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective.

     2.2 Company Registration. If the Company proposes to register (including for this purpose a registration effected by the Company for shareholders other than the Purchasers) any of its stock or other equity securities under the Act in connection with the underwritten public offering of such securities solely for cash, other than registrations on Form S-8 or S-4 (or any successor forms) or registrations in connection with dividend reinvestment plans and stock purchase plans, then the Company shall, at such time, promptly give each Purchaser written notice of such registration. Upon the written request of each Purchaser given within twenty (20) days after mailing of such notice by the Company in accordance with Section 3.5, the Company shall, subject to the provisions of Section 2.6, cause to be registered under the Act all of the Registrable Securities that each such Purchaser has requested to be registered.

     2.3 Obligations of the Company. Whenever required under this Section 2 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

     (a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its reasonable best efforts to cause such registration statement to become effective, and keep such registration statement effective for a period of up to one hundred eighty (180) days or, if earlier, until the distribution contemplated in the registration statement has been completed; provided, however, that (i) such 180-day period shall be extended for a period of time equal to the period the Purchaser refrains from selling any


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securities  included in such  registration  at the request of an  underwriter of
Common Stock (or other securities) of the Company or at the request of the Company pursuant to Subsection (iii) below, (ii) in the case of any registration of Registrable Securities on Form S-3 which are intended to be offered on a continuous or delayed basis, such 180-day period shall be extended, if
necessary,   to  keep  the  registration  statement  effective  until  all  such
Registrable Securities are sold, provided that Rule 415, or any successor rule under the Act, permits an offering on a continuous or delayed basis, and provided further that applicable rules under the Act governing the obligation to file a post-effective amendment permit, in lieu of filing a post-effective amendment which (I) includes any prospectus required by Section 10(a)(3) of the Act or (II) reflects facts or events representing a material or fundamental change in the information set forth in the registration statement, the incorporation by reference of information required to be included in (I) and
(II) above to be contained in periodic reports filed pursuant to Section 13 or 15(d) of the 1934 Act in the registration statement, and (iii) the Company shall not be required to keep such registration statement effective during a period not to exceed ninety (90) consecutive days, not more than once in any 12-month period, in which it is determined by the Board of Directors in good faith that there exists material non-public information regarding the Company.

     (b) Timely prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement.

     (c) Furnish to the Purchasers such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as the Purchasers may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

     (d) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Purchasers; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions unless the Company is already subject to service in such jurisdiction and except as may be required by the Act.

     (e) Enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter(s) of such offering. Each Purchaser participating in such underwriting shall also enter into and perform its obligations under such an agreement.

     (f) Notify each Purchaser holding Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and at the request of any such Purchaser, timely prepare and furnish to such Purchaser a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as


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thereafter  delivered to the purchaser of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing.

     (g) Cause all such Registrable Securities registered pursuant hereunder to be listed on each securities exchange on which similar securities issued by the Company are then listed.

     (h) Provide a transfer agent and registrar for all Registrable Securities registered pursuant hereunder and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration statement.

     (i) Use its best efforts to furnish, at the request of any Purchaser requesting registration of Registrable Securities pursuant to this Section 2, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Section 2, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Purchasers requesting registration of Registrable Securities, and (ii) "comfort" letters signed by the Company's independent public accountants who have examined and reported on the Company's financial statements included in the registration statement, to the extent permitted by the standards of the AICPA or other relevant authorities, covering substantially the same matters with respect to the registration statement (and the prospectus included therein) and (in the case of the accountants' "comfort" letters, with respect to events subsequent to the date of the financial statements) as are customarily covered in opinions of issuer's counsel and in accountants' "comfort" letters delivered to the underwriters in underwritten public offerings of securities.

     (j) Make available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement and any attorney or accountant retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers and directors to supply all information reasonably requested by any such seller, underwriter, attorney or accountant in connection with establishing a defense under Section 11 of the Act with respect to such registration statement; provided, however, that such seller, underwriter, attorney or accountant shall agree to hold in confidence and trust all information so provided until such information becomes publicly available (other than as a result of a violation of such obligation of confidentiality).

     2.4 Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 2 with respect to the Registrable Securities of any selling Purchaser that such Purchaser shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of

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disposition of such  securities as shall be required to effect the  registration of such Purchaser's Registrable Securities.

     2.5 Expenses of Registrations. The Company shall bear and pay all expenses, other than underwriting discounts, brokers' commissions and the like, incurred in connection with any registration, filing or qualification pursuant to this
Section 2, including (without limitation) all registration, filing and qualification fees, printers' and accounting fees relating or apportionable thereto, and the fees and disbursements of counsel for the Company. The Purchasers shall be responsible for all underwriting discounts, brokers' commissions and the like with respect to their respective Shares and any other fees and expenses incurred by them or on their behalf (including, without limitation, fees and expenses of their own counsel and advisors).

     2.6 Underwriting Requirements. In connection with any offering involving an underwriting of shares of the Company's capital stock, the Company shall not be required under Section 2.2 to include any of Purchaser' securities in such underwriting unless such Purchaser accepts the terms of the underwriting as agreed upon between the Company and the underwriters selected by it (or by other persons entitled to select the underwriters). If the total amount of securities, including Registrable Securities, requested by shareholders to be included in such offering pursuant to Section 2.2 exceeds the maximum amount of securities that the underwriters determine in their sole discretion will not jeopardize the success of the offering by the Company, then the Company shall be required to include in the offering only that number of such securities, including
Registrable Securities, which the underwriters determine in their sole discretion, will not jeopardize the success of the offering (the securities so included to be apportioned pro rata among the selling shareholders according to the total amount of securities entitled to be included therein owned by each selling shareholder or in such other proportions if mutually agreed to by such selling shareholders).

     2.7 Delay of Registration. No Purchaser shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 2; provided that this Section
2.7 shall not abrogate any other rights or remedies of any such Purchaser hereunder.

     2.8 Indemnification. In the event any Registrable Securities are included in a registration statement under this Section 2:

     (a) To the extent permitted by law, the Company will indemnify and hold harmless each Purchaser, any underwriter (as defined in the Act) for such
Purchaser and each person, if any, who controls such Purchaser or such Purchaser's securities or such underwriter within the meaning of the Act or the 1934 Act, and each officer, director, agent, employee and partner of the foregoing against any losses, claims, damages or liabilities (joint or several) to which they may become subject insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto or any other document prepared by the Company incident to such registration, (ii) the omission or


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     alleged  omission to state  therein a material  fact  required to be stated
therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Act, the 1934 Act, any state securities law or any rule or regulation promulgated under the Act, or the 1934 Act or any state securities law; and the Company will pay to each such indemnified person any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Subsection 2.8(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing expressly for use in connection with such registration by such Purchaser, underwriter or controlling person.

     (b) To the extent permitted by law, each selling Purchaser will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Act, any underwriter and any controlling person of any such underwriter, against any losses, claims, damages or liabilities (joint or several) to which any of the foregoing persons may become subject insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with information furnished in writing by such Purchaser expressly for use in connection with such registration, and each such Purchaser will pay to each such indemnified party any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Subsection 2.8(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Purchaser, which consent shall not be unreasonably withheld.

     (c) Promptly after receipt by an indemnified party under this Section 2.8 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 2.8, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of receipt of notice of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 2.8, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this


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Section 2.8. No  indemnifying  party, in the defense of any claim or litigation, shall, except with the consent of each indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation. Each indemnified party shall furnish such information regarding itself or the claim in question as an indemnifying party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom.

     (d) If the indemnification provided for in this Section 2.8 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

     (e) The obligations of the Company and Purchasers under this Section 2.8 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 2, and otherwise.

     (f) Notwithstanding the foregoing, except to the extent set forth herein with respect to indemnification of the Company to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with an underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

     2.9 Assignment of Registration Rights. The rights to cause the Company to register Registrable Securities pursuant to this Section 2 may be assigned (but only with all related obligations) by a Purchaser to a Bona Fide Pledgee, provided: (a) the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such Bona Fide Pledgee and the securities with respect to which such registration rights are being assigned; (b) such Bona Fide Pledgee agrees in writing to be bound by and subject to the terms and conditions of this Agreement; and (c) such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the Bona Fide Pledgee is restricted as to amount or manner of sale under the Act.

     2.10 "Market Stand-Off" Agreement. The Company and each of the Purchasers hereby agrees that, during the period of duration specified by the Company and an underwriter of Common Stock or other securities of the Company, following the date of the first sale to the public pursuant to a registration statement of the Company filed under the Act, it shall not, to the extent requested by the Company and such underwriter, directly or indirectly sell,

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offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any securities of the Company held by it
at  any  time  during  such  period  except   Common  Stock   included  in  such
registration; provided, however, that:

     (a) all executive officers and directors of the Company and each other person who holds five percent (5%) or more of the then outstanding Common Stock (assuming the conversion of the Preferred Shares), enter into similar agreements;

     (b) such market  stand-off  time period shall not exceed  ninety (90) days;
and

     (c) any discretionary waiver or termination of the market stand-off period by the Company or the representatives of the underwriters shall apply to all persons subject to such market stand-off agreement on a pro rata basis.

     In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Registrable Securities of the Purchasers (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period.

     2.11 Termination of Registration Rights. The right of any Purchaser to request registration or inclusion in any registration pursuant to Section 2.1 or
2.2 shall terminate if all shares of Registrable Securities held by such Purchaser and its Affiliates may immediately be sold under Rule 144 during any 90-day period.

     3. Miscellaneous.

     3.1 Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties (including transferees of any shares of Registrable Securities). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement. A Purchaser may assign its rights hereunder only to a Bona Fide Pledgee in accordance with Section 2.9 above.

     3.2 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida without regard to its conflict of laws principles to the extent that such principles would require the application of laws other than the laws of the State of Florida. Venue for any action brought hereunder shall be in Miami-Dade County, Florida and the parties hereto waive any claim that such forum is inconvenient.

     3.3   Counterparts.   This  Agreement  may  be  executed  in  two  or  more
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     3.4 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

     3.5 Notices. Any notice or other communication required or permitted hereunder shall be sufficiently given if delivered in person or sent by telecopy or by a national overnight courier service, postage prepaid, addressed as follows: if to the Company, addressed to Equity One, Inc. 1696 N.E. Miami Gardens Drive, North Miami Beach, Florida 33179, telecopy number 305-947-1664,
Attention: President, with a copy to its counsel, Greenberg Traurig, P.A., 1221 Brickell Avenue, Miami, Florida 33131, telecopy number 305-579-0717, Attention:
Ira N. Rosner, Esq.; if to any Purchaser, addressed as specified on Schedule I hereto; or such other address or number as shall be furnished in writing by any such party, and such notice or communication shall be deemed to have been given as of the date so delivered by telecopier, telex or mail.

     3.6 Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of a majority of the Registrable Securities then outstanding. Any amendment or waiver effected in accordance with this section shall be binding upon each holder of any Registrable Securities then outstanding, each future holder of all such Registrable Securities, and the Company.

     3.7 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

     3.8 Aggregation of Stock. All shares of Registrable Securities held or acquired by affiliated entities or persons shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

     3.9 Entire Agreement; Waiver. This Agreement and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement among the parties with regard to the subjects hereof and thereof, and supersede any previous agreement or understanding between or among the parties with respect to such subjects, including, without limitation, the Prior Agreement.

     3.10 Dispute Resolution. If the parties should have a material dispute arising out of or relating to this Agreement or the parties' respective rights and duties hereunder, then the parties will resolve such dispute in the following manner: (i) any party may at any time deliver to the others a written notice setting forth a brief description of the issue for which such notice initiates the dispute resolution mechanism contemplated by this Section 3.10;
(ii) during the forty-five (45) day period following the delivery of the notice described in Section 3.10(i) above, appropriate representatives of the various parties will meet and seek to resolve the disputed issue through negotiation then within thirty (30) days after the period described in Section 3.10(ii) above, the parties will refer the issue (to the exclusion of a court of law) to final and binding arbitration in Miami, Florida in accordance with the then existing rules (the "Rules") of the American Arbitration Association ("AAA"), and judgment upon the award rendered by the arbitrators may be entered in any court having jurisdiction thereof; provided, however, that the law applicable to any controversy shall be the law of the State of Florida, regardless of principles of conflicts of laws. In any arbitration pursuant to this Agreement, (i) discovery shall be allowed and governed by the Florida Code of Civil Procedure and (ii) the award or decision shall be rendered by a majority of the members of a Board of Arbitration consisting of three (3) members with experience in securities transactions, one of whom shall be appointed by each of the respective parties and the third of whom shall be the chairman of the panel and be appointed by mutual agreement of said two party-appointed arbitrators. In the event of failure of said two arbitrators to agree within sixty (60) days after the commencement of the arbitration proceeding upon the appointment of the third arbitrator, the third arbitrator shall be appointed by the AAA in accordance with the Rules. In the event that either party shall fail to appoint an arbitrator within thirty (30) days after the commencement of the arbitration proceedings, such arbitrator and the third arbitrator shall be appointed by the AAA in accordance with the Rules. Nothing set forth above shall be interpreted to prevent the parties from agreeing in writing to submit any dispute to a single arbitrator in lieu of a three (3) member Board of Arbitration. Upon the selection of the Board of Arbitration (or if the parties agree otherwise in writing, a single arbitrator), an award or decision shall be rendered within in more than forty-five (45) days. Notwithstanding the foregoing, the request by either party for preliminary or permanent injunctive relief, whether prohibitive or mandatory, shall not be subject to arbitration and may be adjudicated only by the courts of the State of Florida or the U.S. District Court in Florida.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                     EQUITY ONE, INC.

                                     By: /s/ Chaim Katzman
                                         ------------------------------------


                                     PURCHASERS:

                                     Silver Maple (2001), Inc.

                                     By: /s/ Chaim Katzman
                                         ------------------------------------


                                     M.G.N. (USA), Inc.

                                     By:/s/ Chaim Katzman
                                        -------------------------------------

                                     AH Investments US, L.P.

                                     By:  AH Holdings US, Inc.
                                          its General Partner

                                          By: /s/ Steven Glusband
                                             --------------------------------

                                   SCHEDULE I
                                   ----------


Purchasers                                 Address
----------                                 -------

Silver Maple (2001), Inc.                  c/o Equity One, Inc.
                                           1696 N.E. Miami Gardens Drive
                                           North Miami Beach, Florida 33179

M.G.N. (USA), Inc.                         c/o Equity One, Inc.
                                           1696 N.E. Miami Gardens Drive
                                           North Miami Beach, Florida 33179


A-H Investements US, L.P.                  c/o Carter, Ledyard & Milburn
                                           2 Wall Street
                                           New York, NY  10005